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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - OCTOBER 16, 2003
                                                          ----------------


                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)




    DELAWARE                           1-10458               36-3154608
    --------                           -------               ----------
(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)



 275 BROADHOLLOW ROAD
  MELVILLE, NEW YORK                                          11747
  ------------------                                          -----
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:     (631) 844-1004
                                                        --------------




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ITEM  12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       North Fork Bancorporation, Inc. issued a press release reporting net income for the third quarter ended September 30, 2003 of $94.3 million or diluted earnings per share of $.63. The Company's returns on average stockholders' equity and assets in the current quarter were 25.6% and 1.8%, respectively. The full text of the earnings release is included herein as
Exhibit 99.1.











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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2003




NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy


      -------------------------
      Daniel M. Healy
      Executive Vice President
      Chief Financial Officer




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